Retail Opportunity Investments Corp.     TRADED: NASDAQ: ROIC
11250 El Camino Real, Suite 200
San Diego, CA 92130

FOR IMMEDIATE RELEASE
Wednesday, July 29, 2020

Retail Opportunity Investments Corp. Reports
2020 Second Quarter Results & Provides COVID-19 Update

San Diego, CA, July 29, 2020 – Retail Opportunity Investments Corp. (NASDAQ:ROIC) announced today financial and operating results for the three and six months ended June 30, 2020, and provided information regarding financial and operational activities in light of the ongoing COVID-19 pandemic.

SECOND QUARTER 2020

▪$4.6 million of net income attributable to common stockholders ($0.04 per diluted share)
▪$29.2 million of Funds From Operations (FFO)(1) ($0.23 per diluted share)
▪81.9% of total 2Q 2020 billed base rent has been paid to date
▪97.0% portfolio lease rate at June 30, 2020
▪8.4% increase in same-space comparative cash rents on new leases (7.2% on renewals)
▪9.3% decrease in same-center cash net operating income (2Q‘20 vs. 2Q‘19)
▪3.1% decrease in same-center cash net operating income (first 6 months of ‘20 vs. ‘19)

COVID-19 UPDATE (as of July 27, 2020)

▪All 88 shopping centers are open and operating
▪98% of total portfolio (86 out of 88 shopping centers) are grocery and/or drug-store anchored
▪87.5% of total tenants are open, based on annualized base rent (ABR)
▪84.9% of July 2020 billed monthly base rent has been paid to date
▪$161.3 million in cash & cash equivalents ($27.8 million increase since April)
▪Quarterly dividend remains temporarily suspended
________________________________________
(1) A reconciliation of GAAP net income to FFO is provided at the end of this press release.

Stuart A. Tanz, President and Chief Executive Officer of Retail Opportunity Investments Corp. stated, “Notwithstanding the West Coast having been under strict stay-at-home orders for a good portion of the second quarter, our portfolio, given our grocery and daily-necessity focus, continued to perform remarkably well. Our portfolio lease rate held reasonably steady during the quarter and we continued to achieve rent growth with our leasing activity.” Tanz added, “Over the past several months, we have been implementing a number of initiatives aimed at adapting our shopping centers and supporting tenants during this unprecedented time, as well as strategically positioning our business for a strong return going forward.”

SECOND QUARTER 2020 SUMMARY

For the three months ended June 30, 2020, GAAP net income attributable to common stockholders was $4.6 million, or $0.04 per diluted share, as compared to GAAP net income attributable to common stockholders of $7.6 million, or $0.07 per diluted share, for the three months ended June 30, 2019. For the six months ended June 30, 2020, GAAP net income attributable to common stockholders was $16.6 million, or $0.14 per diluted share, as compared to GAAP net income attributable to common stockholders of $20.8 million, or $0.18 per diluted share, for the six months ended June 30, 2019.

FFO for the second quarter of 2020 was $29.2 million, or $0.23 per diluted share, as compared to $32.6 million in FFO, or $0.26 per diluted share for the second quarter of 2019. FFO for the first six months of 2020 was $66.6 million, or $0.52 per diluted share, as compared to $69.3 million in FFO, or $0.55 per diluted share for the first six months of 2019. ROIC reports FFO as a supplemental performance measure in accordance with the definition set forth by the National Association of Real Estate Investment Trusts. A reconciliation of GAAP net income to FFO is provided at the end of this press release.

For the second quarter of 2020, same-center net operating income (NOI) was $44.5 million, as compared to $49.0 million in same-center NOI for the second quarter of 2019, representing a 9.3% decrease. For the first six months of 2020, same-center NOI decreased 3.1% as compared to same-center NOI for the first six months of 2019. ROIC reports same-center comparative NOI on a cash basis. A reconciliation of GAAP operating income to same-center comparative NOI is provided at the end of this press release.

2020 financial results for the three and six months ended June 30, 2020, as compared to 2019, reflect $62.6 million in net property dispositions completed during 2019, and the impact to date in 2020 from the ongoing COVID-19 pandemic, including $5.9 million of bad debt in the second quarter of 2020.

During the second quarter of 2020, ROIC executed 51 leases, totaling 175,458 square feet, including 19 new leases, totaling 53,952 square feet, achieving an 8.4% increase in same-space comparative base rent, and 32 renewed leases, totaling 121,506 square feet, achieving a 7.2% increase in base rent. ROIC reports same-space comparative base rent on a cash basis.

At June 30, 2020, ROIC had total real estate assets (before accumulated depreciation) of approximately $3.1 billion and approximately $1.4 billion of principal debt outstanding (net of cash and cash equivalents). As of June 30, 2020, 94.5% of ROIC’s principal debt outstanding was unsecured, and 85.1% was effectively fixed-rate. Additionally, ROIC’s interest coverage for the second quarter 2020 was 3.0 times and 94.5% of its portfolio was unencumbered at June 30, 2020, based on GLA.

COVID-19 UPDATE SUMMARY

The following portfolio and tenant statistics are as of July 27, 2020, to the best of ROIC’s knowledge. ROIC expects that the following statistics will change going forward.

All of ROIC’s 88 shopping centers are open and are operating in compliance with federal, state and local COVID-19 guidelines and mandates. All of ROIC’s shopping centers feature necessity-based tenants, with 86 of its 88 properties being grocery and/or drug-anchored. In terms of ROIC’s tenant base, 87.5% (based on ABR) are currently open and operating. To date, ROIC has received 81.9% of total second quarter 2020 billed base rent, and thus far has received 84.9% of July 2020 monthly billed base rent.

	Percentage of Tenants Open		Percentage of Base Rent Paid to Date
Region	by GLA	by ABR	Second Quarter 2020	July 2020
Southern California	86.5%	86.4%	80.9%	83.5%
Northern California	85.8%	84.2%	83.9%	88.4%
Pacific Northwest	90.7%	90.5%	82.4%	85.3%
Total Portfolio	88.0%	87.5%	81.9%	84.9%

ROIC currently has $161.3 million in cash and cash equivalents, representing a $27.8 million increase since it reported first quarter results on April 22, 2020. Additionally, ROIC currently has $366.5 million available on its unsecured credit facility. In terms of future debt maturities, ROIC has no unsecured debt maturing for the next three years, through late 2023. Additionally, ROIC has no secured debt maturing in 2020 and 2021, $23.1 million maturing in mid-2022, and no secured debt maturing in 2023.

Given the ongoing uncertainty of the COVID-19 pandemic’s near and potential long term impact on ROIC’s business, ROIC’s quarterly dividend remains temporarily suspended. Going forward, ROIC’s board of directors will continue to evaluate dividend declarations each quarter. ROIC intends to maintain compliance with REIT taxable income distribution requirements.

CONFERENCE CALL

ROIC will conduct a conference call and audio webcast to discuss its results on Thursday, July 30, 2020 at 12:00 p.m. Eastern Time / 9:00 a.m. Pacific Time. Those interested in participating in the conference call should dial (877) 312-8783 (domestic), or (408) 940-3874 (international) at least ten minutes prior to the scheduled start of the call. When prompted, provide the Conference ID: 9546307. A live webcast will also be available in listen-only mode at http://www.roireit.net/. The conference call will be recorded and available for replay beginning at 3:00 p.m. Eastern Time on July 30, 2020 and will be available until 3:00 p.m. Eastern Time on August 6, 2020. To access the conference call recording, dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and use the Conference ID: 9546307. The conference call will also be archived on http://www.roireit.net/ for approximately 90 days.

ABOUT RETAIL OPPORTUNITY INVESTMENTS CORP.

Retail Opportunity Investments Corp. (NASDAQ: ROIC), is a fully-integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of June 30, 2020, ROIC owned 88 shopping centers encompassing approximately 10.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and Standard & Poor's. Additional information is available at: www.roireit.net.

When used herein, the words "believes," "anticipates," "projects," "should," "estimates," "expects," “guidance” and similar expressions are intended to identify forward-looking statements with the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and in Section 21F of the Securities and Exchange Act of 1934, as amended. Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of ROIC to differ materially from future results expressed or implied by such forward-looking statements. Information regarding such risks and factors is described in ROIC's filings with the SEC, including its most recent Annual Report on Form 10-K, which is available at: www.roireit.net.

RETAIL OPPORTUNITY INVESTMENTS CORP.
Consolidated Balance Sheets
(In thousands, except share data)

	June 30, 2020 (unaudited)	December 31, 2019
ASSETS
Real Estate Investments:
Land	$881,657	$879,540
Building and improvements	2,262,445	2,252,301
	3,144,102	3,131,841
Less: accumulated depreciation	425,009	390,916
	2,719,093	2,740,925
Mortgage note receivable	5,000	13,000
Real Estate Investments, net	2,724,093	2,753,925
Cash and cash equivalents	151,372	3,800
Restricted cash	1,686	1,658
Tenant and other receivables, net	52,805	45,821
Acquired lease intangible assets, net	55,419	59,701
Prepaid expenses	1,642	3,169
Deferred charges, net	25,410	27,652
Other assets	17,706	18,031
Total assets	$3,030,133	$2,913,757

LIABILITIES AND EQUITY
Liabilities:
Term loan	$298,495	$298,330
Credit facility	230,633	80,743
Senior Notes	943,564	942,850
Mortgage notes payable	87,020	87,523
Acquired lease intangible liabilities, net	136,889	144,757
Accounts payable and accrued expenses	12,333	17,562
Tenants’ security deposits	6,970	7,177
Other liabilities	47,408	42,987
Total liabilities	1,763,312	1,621,929

Commitments and contingencies

Equity:
Preferred stock, $0.0001 par value 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value, 500,000,000 shares authorized; 117,640,038 and 116,496,016 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	12	12
Additional paid-in capital	1,488,780	1,481,466
Dividends in excess of earnings	(304,678)	(297,998)
Accumulated other comprehensive loss	(11,648)	(4,132)
Total Retail Opportunity Investments Corp. stockholders’ equity	1,172,466	1,179,348
Non-controlling interests	94,355	112,480
Total equity	1,266,821	1,291,828
Total liabilities and equity	$3,030,133	$2,913,757

RETAIL OPPORTUNITY INVESTMENTS CORP.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues
Rental revenue	$65,734	$71,821	$139,931	$147,188
Other income	818	1,109	1,493	1,795
Total revenues	66,552	72,930	141,424	148,983

Operating expenses
Property operating	9,286	10,710	19,890	21,771
Property taxes	8,766	7,832	16,755	16,070
Depreciation and amortization	24,114	24,443	48,392	49,204
General and administrative expenses	3,929	4,950	7,873	9,226
Other expense	296	1,224	360	1,317
Total operating expenses	46,391	49,159	93,270	97,588

Gain on sale of real estate	—	180	—	2,818

Operating income	20,161	23,951	48,154	54,213
Non-operating expenses
Interest expense and other finance expenses	(15,125)	(15,605)	(29,982)	(31,284)
Net income	5,036	8,346	18,172	22,929
Net income attributable to non-controlling interests	(389)	(761)	(1,523)	(2,094)
Net Income Attributable to Retail Opportunity Investments Corp.	$4,647	$7,585	$16,649	$20,835

Earnings per share – basic and diluted	$0.04	$0.07	$0.14	$0.18

Dividends per common share	$—	$0.1970	$0.2000	$0.3940

CALCULATION OF FUNDS FROM OPERATIONS
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income attributable to ROIC	$4,647	$7,585	$16,649	$20,835
Plus: Depreciation and amortization	24,114	24,443	48,392	49,204
Less: Gain on sale of real estate	—	(180)	—	(2,818)
Funds from operations – basic	28,761	31,848	65,041	67,221
Net income attributable to non-controlling interests	389	761	1,523	2,094
Funds from operations – diluted	$29,150	$32,609	$66,564	$69,315

SAME-CENTER CASH NET OPERATING INCOME ANALYSIS
(Unaudited)
(In thousands, except number of shopping centers and percentages)

	Three Months Ended June 30,				Six Months Ended June 30,
	2020	2019	$ Change	% Change	2020	2019	$ Change	% Change
Number of shopping centers included in same-center analysis	87	87			87	87
Same-center occupancy	97.0%	97.9%		(0.9)%	97.0%	97.9%		(0.9)%

Revenues:
Base rents	$51,497	$50,737	$760	1.5%	$103,275	$100,955	$2,320	2.3%
Percentage rent	120	46	74	160.9%	213	133	80	60.2%
Recoveries from tenants	16,677	16,421	256	1.6%	33,909	33,188	721	2.2%
Other property income	354	846	(492)	(58.2)%	682	1,439	(757)	(52.6)%
Bad debt	(5,692)	(297)	(5,395)	1,816.5%	(6,177)	(902)	(5,275)	584.8%
Total Revenues	62,956	67,753	(4,797)	(7.1)%	131,902	134,813	(2,911)	(2.2)%
Operating Expenses
Property operating expenses	9,839	11,056	(1,217)	(11.0)%	20,964	21,883	(919)	(4.2)%
Property taxes	8,648	7,666	982	12.8%	16,679	15,683	996	6.4%
Total Operating Expenses	18,487	18,722	(235)	(1.3)%	37,643	37,566	77	0.2%
Same-Center Cash Net Operating Income	$44,469	$49,031	$(4,562)	(9.3)%	$94,259	$97,247	$(2,988)	(3.1)%

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP operating income	$20,161	$23,951	$48,154	$54,213
Depreciation and amortization	24,114	24,443	48,392	49,204
General and administrative expenses	3,929	4,950	7,873	9,226
Other expense	296	1,224	360	1,317
Gain on sale of real estate	—	(180)	—	(2,818)
Straight-line rent	(319)	(546)	(230)	(1,726)
Amortization of above- and below-market rent	(2,522)	(3,460)	(8,000)	(9,938)
Property revenues and other expenses (1)	(99)	43	(248)	296
Total Company cash NOI	45,560	50,425	96,301	99,774
Non same-center cash NOI	(1,091)	(1,394)	(2,042)	(2,527)
Same-center cash NOI	$44,469	$49,031	$94,259	$97,247

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(1)Includes anchor lease termination fees, net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

NON-GAAP DISCLOSURES
Funds from operations (“FFO”), is a widely recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Contact:
Ashley Rubino, Investor Relations
858-677-0900
arubino@roireit.net